LINCOLN                           Applicants signing in New York must use this form.               Lincoln Life & Annuity
ChoicePlus II Bonus(SM)                    Lincoln ChoicePlus II Bonus(SM)                           Company of New York
   VARIABLE ANNUITY                         Variable Annuity Application                       Home office Syracuse, New York
-----------------------------------------------------------------------------------------------------------------------------
      Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

-----------------------------------------------------------------------------------------------------------------------------
1a Contract Owner  Maximum age of Contract Owner is 85.
-----------------------------------------------------------------------------------------------------------------------------

                                                               Social Security number/TIN  [ | | ]-[ | ]-[ | | | ]
------------------------------------------------------------
Full legal name or trust name*
                                                               Date of birth  [ | ] [ | ] [ | ]    [ ] Male    [ ] Female
                                                                              Month  Day   Year
------------------------------------------------------------
Street address (If PO Box, physical street address required)
                                                               Home telephone number [ | | ] [ | | ]-[ | | | ]
------------------------------------------------------------
City                              State           ZIP
                                                               Date of trust* [ | ] [ | ] [ | ]    Is trust revocable?*
------------------------------------------------------------                  Month  Day   Year    [ ] Yes       [ ] No
Trustee name*

                                                               *This information is required for trusts.

-----------------------------------------------------------------------------------------------------------------------------
1b Joint Contract Owner  Maximum age of Joint Contract Owner is 85.
-----------------------------------------------------------------------------------------------------------------------------

                                                               Social Security number      [ | | ]-[ | ]-[ | | | ]
------------------------------------------------------------
Full legal name                                                Date of birth  [ | ] [ | ] [ | ]    [ ] Male   [ ] Female
                                                                              Month  Day   Year    [ ] Spouse [ ] Non-spouse

-----------------------------------------------------------------------------------------------------------------------------
2a Annuitant  (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.) Maximum age of Annuitant is 85.
-----------------------------------------------------------------------------------------------------------------------------

                                                               Social Security number      [ | | ]-[ | ]-[ | | | ]
------------------------------------------------------------
Full legal name
                                                               Date of birth  [ | ] [ | ] [ | ]    [ ] Male   [ ] Female
                                                                              Month  Day   Year
------------------------------------------------------------
Street address
                                                               Home telephone number [ | | ] [ | | ]-[ | | | ]
------------------------------------------------------------
City                              State           ZIP

-----------------------------------------------------------------------------------------------------------------------------
2b Contingent Annuitant  Maximum age of Contingent Annuitant is 85.
-----------------------------------------------------------------------------------------------------------------------------

                                                               Social Security number      [ | | ]-[ | ]-[ | | | ]
------------------------------------------------------------
Full legal name

-----------------------------------------------------------------------------------------------------------------------------
3  Beneficiary(ies) Of Contract Owner  (List additional beneficiaries on separate sheet. If listing children, use full legal names.)
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                            %
------------------------------------------------------------   ------------------------------   -------------------   -------
Full legal name or trust name* [ ] Primary [ ] Contingent      Relationship to Contract Owner   SSN/TIN

                                                                                                                            %
------------------------------------------------------------   ------------------------------   -------------------   -------
Full legal name or trust name* [ ] Primary [ ] Contingent      Relationship to Contract Owner   SSN/TIN

                                                                                                                            %
------------------------------------------------------------   ------------------------------   -------------------   -------
Full legal name or trust name* [ ] Primary [ ] Contingent      Relationship to Contract Owner   SSN/TIN

------------------------------------------------------------   Date of trust* [ | ] [ | ] [ | ]    Is trust revocable?*
Trustee name*                                                                 Month  Day   Year    [ ] Yes       [ ] No

                                                               *This information is required for trusts.

To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953CP-NY).

-----------------------------------------------------------------------------------------------------------------------------
4  Type of Lincoln ChoicePlus II(SM) Variable Annuity Contract
-----------------------------------------------------------------------------------------------------------------------------

Nonqualified: [ ] Initial Contribution OR [ ] 1035 Exchange

Tax-Qualified (must complete plan type):  [ ] Transfer (to same market) OR [ ] Rollover (to different market)

Plan Type (check one): [ ] Roth IRA       [ ] Traditional IRA

--------------------------------------------------------------------------------
5a Allocation (This section must be completed.)
--------------------------------------------------------------------------------

Initial minimum: $10,000

Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Lincoln VIP Money Market Fund pending instructions from the contract owner.

--------------------------------------------------------------------------------
Please allocate my contribution of:
$                        OR  $
  ----------------------       ----------------------
  Initial contribution         Approximate amount
                               from previous carrier
--------------------------------------------------------------------------------
INTO THE FUND(S) BELOW Use whole percentages
--------------------------------------------------------------------------------

              % Delaware VIP High Yield Series
-------------
              % Delaware VIP Large Cap Value Series
-------------
              % Delaware VIP REIT Series
-------------
              % Delaware VIP Small Cap Value Series
-------------
              % Delaware VIP Trend Series
-------------
              % Delaware VIP U.S. Growth Series
-------------
              % AIM V.I. Growth Fund
-------------
              % AIM V.I. International Growth Fund
-------------
              % AIM V.I. Premier Equity Fund
-------------
              % AllianceBernstein Growth and Income Portfolio
-------------
              % AllianceBernstein Premier Growth Portfolio
-------------
              % AllianceBernstein Small Cap Value Portfolio
-------------
              % AllianceBernstein Technology Portfolio
-------------
              % American Funds Global Small Capitalization Fund
-------------
              % American Funds Growth Fund
-------------
              % American Funds Growth-Income Fund
-------------
              % American Funds International Fund
-------------
              % Fidelity VIP Contrafund Portfolio
-------------
              % Fidelity VIP Equity-Income Portfolio
-------------
              % Fidelity VIP Growth Portfolio
-------------
              % Fidelity VIP Overseas Portfolio
-------------
              % FTVIP Franklin Small Cap Fund
-------------
              % FTVIP Templeton Growth Securities Fund
-------------
              % Janus Aspen Balanced Portfolio
-------------
              % Janus Aspen Mid-Cap Growth Portfolio
-------------
              % Janus Aspen Worldwide Growth Portfolio
-------------
              % Lincoln VIP Aggressive Growth Fund
-------------
              % Lincoln VIP Bond Fund
-------------
              % Lincoln VIP Capital Appreciation Fund
-------------
              % Lincoln VIP Global Asset Allocation Fund
-------------
              % Lincoln VIP International Fund
-------------
              % Lincoln VIP Money Market Fund
-------------
              % Lincoln VIP Social Awareness Fund
-------------
              % MFS Capital Opportunities Series
-------------
              % MFS Emerging Growth Series
-------------
              % MFS Total Return Series
-------------
              % MFS Utilities Series
-------------
              % Neuberger Berman AMT Mid-Cap Growth Portfolio
-------------
              % Neuberger Berman AMT Regency Portfolio
-------------
              % Putnam VT Growth & Income Fund
-------------
              % Putnam VT Health Sciences Fund
-------------
              % Scudder VIT EAFE(R) Equity Index
-------------
              % Scudder VIT Equity 500 Index
-------------
              % Scudder VIT Small Cap Index
-------------
              % Total (must = 100%)
=============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5b Dollar Cost Averaging (Complete only if electing DCA.)
--------------------------------------------------------------------------------

$2,000 minimum required.
--------------------------------------------------------------------------------
Total amount to DCA:     OR  $
                               ----------------------
MONTHLY amount to DCA:       $
                               ----------------------
--------------------------------------------------------------------------------
OVER THE FOLLOWING PERIOD:
                               ----------------------
                                    MONTHS (6-60)
--------------------------------------------------------------------------------
FROM THE FOLLOWING HOLDING ACCOUNT (check one):

[ ] DCA Fixed Account
[ ] Delaware VIP High Yield Series*
[ ] Lincoln VIP Money Market Fund*
[ ] Lincoln VIP Bond Fund*

*The DCA holding account and the DCA fund elected cannot be the same.

--------------------------------------------------------------------------------
INTO THE FUND(S) BELOW Use whole percentages
--------------------------------------------------------------------------------

              % Delaware VIP High Yield Series*
-------------
              % Delaware VIP Large Cap Value Series
-------------
              % Delaware VIP REIT Series
-------------
              % Delaware VIP Small Cap Value Series
-------------
              % Delaware VIP Trend Series
-------------
              % Delaware VIP U.S. Growth Series
-------------
              % AIM V.I. Growth Fund
-------------
              % AIM V.I. International Growth Fund
-------------
              % AIM V.I. Premier Equity Fund
-------------
              % AllianceBernstein Growth and Income Portfolio
-------------
              % AllianceBernstein Premier Growth Portfolio
-------------
              % AllianceBernstein Small Cap Value Portfolio
-------------
              % AllianceBernstein Technology Portfolio
-------------
              % American Funds Global Small Capitalization Fund
-------------
              % American Funds Growth Fund
-------------
              % American Funds Growth-Income Fund
-------------
              % American Funds International Fund
-------------
              % Fidelity VIP Contrafund Portfolio
-------------
              % Fidelity VIP Equity-Income Portfolio
-------------
              % Fidelity VIP Growth Portfolio
-------------
              % Fidelity VIP Overseas Portfolio
-------------
              % FTVIP Franklin Small Cap Fund
-------------
              % FTVIP Templeton Growth Securities Fund
-------------
              % Janus Aspen Balanced Portfolio
-------------
              % Janus Aspen Mid-Cap Growth Portfolio
-------------
              % Janus Aspen Worldwide Growth Portfolio
-------------
              % Lincoln VIP Aggressive Growth Fund
-------------
              % Lincoln VIP Bond Fund*
-------------
              % Lincoln VIP Capital Appreciation Fund
-------------
              % Lincoln VIP Global Asset Allocation Fund
-------------
              % Lincoln VIP International Fund
-------------
              % Lincoln VIP Money Market Fund*
-------------
              % Lincoln VIP Social Awareness Fund
-------------
              % MFS Capital Opportunities Series
-------------
              % MFS Emerging Growth Series
-------------
              % MFS Total Return Series
-------------
              % MFS Utilities Series
-------------
              % Neuberger Berman AMT Mid-Cap Growth Portfolio
-------------
              % Neuberger Berman AMT Regency Portfolio
-------------
              % Putnam VT Growth & Income Fund
-------------
              % Putnam VT Health Sciences Fund
-------------
              % Scudder VIT EAFE(R) Equity Index
-------------
              % Scudder VIT Equity 500 Index
-------------
              % Scudder VIT Small Cap Index
-------------
              % Total (must = 100%)
=============

--------------------------------------------------------------------------------
Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5c Cross-Reinvestment or Portfolio Rebalancing
--------------------------------------------------------------------------------

To elect either of these options, please complete the Cross-Reinvestment form
(28051CP2-NY) or the Portfolio Rebalancing form (28887CP2-NY).

--------------------------------------------------------------------------------
6 Benefit Options
--------------------------------------------------------------------------------

Death benefits
Select one: (If no benefit is specified, the default Death Benefit will be the Guarantee of Principal Death Benefit.)

[ ] I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit.
[ ] I/We hereby elect the Guarantee of Principal Death Benefit.

Living benefit

[ ] I/We hereby elect the Principal Security Benefit/1/ option.

/1/ If the contract is tax-qualified, maximum age is 80. For IRA contracts, the annual amount available for withdrawal under the Principal Security Benefit may not be sufficient to satisfy the minimum distributions required by law beginning at age 70 1/2. Therefore, the owner may be required to make withdrawals that exceed the Annual Withdrawal Limit. Withdrawals in excess of the Annual Withdrawal Limit may quickly and substantially decrease the amount guaranteed by the Principal Security Benefit, especially in a declining market. If this contract is intended for use as an IRA contract, you should consider whether the Principal Security Benefit is appropriate for your circumstances. You should consult your tax advisor.

--------------------------------------------------------------------------------
7 Automatic Withdrawal
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

[ ] Please provide me with automatic withdrawals totaling          % of total contract
                                                          ---------
     value or $                     (minimum: $50 per distribution/$300 annually) payable as follows:
               -------------------

[ ] Monthly [ ] Quarterly [ ] Semiannually [ ] Annually   Begin withdrawals in [ | ] [ | ]
                                                                               Month  Year
-----------------------------------------------------------------------------------------------------

Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.

ELECT ONE: [ ] Do withhold taxes Amount to be withheld          % (must be at least 10%)
                                                       ----------
           [ ] Do not withhold taxes

PAYOUT    Direct deposit [ ] Checking (Attach a "voided" check) OR [ ] Savings
METHOD:   (Attach a deposit slip)
          I/We authorize Lincoln Life & Annuity Company of New York to deposit payments to the account and financial institution identified below.
          Lincoln Life & Annuity Company of New York is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life & Annuity
          Company of New York of a change in sufficient time to act. This authorization requires the financial institution to be a member of the
          National Automated Clearing House Association (NACHA).

          ----------------------------------------------------------------------
          Bank name                                        Bank telephone number

--------------------------------------------------------------------------------
8 Automatic Bank Draft
--------------------------------------------------------------------------------

---------------------------------------   --------------------------------------
Print account holder name(s) EXACTLY as
shown on bank records

--------------------------------------------------------------------------------
Bank name                                                  Bank telephone number

$
---------------------
Monthly amount           Automatic bank draft start date: [ | ]    [ | ]   [ | ]
                                                          Month Day (1-28) Year

[ ] Checking (Attach a "voided" check) OR [ ] Savings (Attach a deposit slip)

I/We hereby authorize Lincoln Life & Annuity Company of New York to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life & Annuity
Company of New York has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life & Annuity Company of New York and the financial institution a reasonable opportunity to act on it.

--------------------------------------------------------------------------------
9 Replacement
--------------------------------------------------------------------------------

Does the applicant have any existing life policies or annuity contracts?     [ ] Yes   [ ] No
Will the proposed contract replace any existing annuity or life insurance?   [ ] Yes   [ ] No

(Attach a state replacement form.)

--------------------------------------------------------------------------------
Company name

--------------------------------------------------------------------------------
Plan name                                                          Year issued

--------------------------------------------------------------------------------
10 Signatures
--------------------------------------------------------------------------------

We also offer other types of annuities, with different fee structures, including some that offer lower fees. You should carefully consider whether this contract is the best product for you. All fees and features for this product are fully described in the contract and prospectus.

All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for Lincoln ChoicePlus Assurance(SM)
(C Share) and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.


--------------------------------------------------------------------------------------
Signed at (city)                          State
                                                                                         Date [ | ] [ | ] [ | ]
                                                                                              Month  Day  Year

---------------------------------------   --------------------------------------------
Signature of Contract Owner               Joint Contract Owner (if applicable)


--------------------------------------------------------------------------------------
Signed at (city)                          State
                                                                                         Date [ | ] [ | ] [ | ]
                                                                                              Month  Day  Year


--------------------------------------------------------------------------------------
Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

================================================================================
                     FINANCIAL ADVISOR MUST COMPLETE PAGE 5.
================================================================================

================================================================================
THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISOR OR SECURITIES
DEALER. Please type or print.
================================================================================

--------------------------------------------------------------------------------
11 Insurance in Force   Will the proposed contract replace any existing annuity
                        or life insurance contract?
--------------------------------------------------------------------------------

ELECT ONE: [ ] No [ ] Yes   If yes, please list the insurance in force on the
                            life of the proposed Contract Owner(s) and
                            Annuitant(s):

(Attach a state replacement form.)

                                                                      $
--------------------------------------------------------------------------------
Company name                               Year issued                Amount

--------------------------------------------------------------------------------
12 Additional Remarks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
13 Dealer Information   Note: Licensing appointment with Lincoln Life & Annuity
                              Company of New York is required for this
                              application to be processed. If more than one
                              representative, please indicate names and
                              percentages in Section 12.
--------------------------------------------------------------------------------

[ ] 1   [ ] 2

-----------------------------------------------   [ | | ] [ | | ]-[ | | | ]
Registered representative's name (print as        Registered representative's telephone number
it appears on NASD licensing)

-----------------------------------------------   [ | | ]-[ | ]-[ | | | ]
Client account number at dealer (if applicable)   Registered representative's SSN

--------------------------------------------------------------------------------
Dealer's name

--------------------------------------------------------------------------------
Branch address                     City              State              ZIP

--------------------------------------------------------------------------------
Branch number                          Registered representative number

[ ] CHECK IF BROKER CHANGE OF ADDRESS

--------------------------------------------------------------------------------
14 Registered Representative's Signature
--------------------------------------------------------------------------------

The representative hereby certifies that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only Lincoln Life & Annuity
Company of New York approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.


--------------------------------------------------------------------------------
Signature

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Send completed application - with a check made payable to Lincoln Life & Annuity Company of New York
                           - to your investment dealer's home office or to:

                                                                        Express Mail:
LINCOLN                    Lincoln Life & Annuity Company of New York   Lincoln Life & Annuity Company of New York
ChoicePlus Assurance(SM)   Servicing Office - P.O. Box 7866             Attention: ChoicePlus Operations
VARIABLE ANNUITY           Fort Wayne, IN 46801-7866                    1300 South Clinton Street
                                                                        Fort Wayne, IN 46802

                           If you have any questions regarding this application, please call Lincoln Life & Annuity Company of New York at 800 826-6848.

LINCOLN
ChoicePlusII Bonus(SM)
VARIABLE ANNUITY

                                        Request for 1035 Exchange (Nonqualified)
================================================================================

Instructions:  A. Please type or print.
               B. Owner's and any joint owner's signatures are required on this form.
               C. The following items must be mailed to Lincoln Life & Annuity
               Company of New York to process a 1035 exchange:
                    1.   This form, "Request for 1035 Exchange (Nonqualified)"
                    2.   Old policy/contract to be exchanged (if lost, please
                         indicate in Section 2 below)
                    3.   State replacement form (if required by the state)
                    4.   Lincoln ChoicePlus II(SM) Application if funds are for
                         an initial purchase payment
--------------------------------------------------------------------------------
1    SURRENDERING COMPANY INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Surrendering insurance company                       Telephone number

--------------------------------------------------------------------------------
Address                City                   State                    ZIP

--------------------------------------------------------------------------------
2    POLICY/CONTRACT INFORMATION
--------------------------------------------------------------------------------

                     Transfer the proceeds: [ ] Immediately
--------------------                        [ ] When indicated (date must be within 30 days):
Policy/contract number                                                                        ------------
The policy/contract is:

[ ] Enclosed
[ ] Lost or destroyed (I certify that the policy/contract is lost or destroyed.
In addition, I certify that the policy/contract has not been assigned or pledged as collateral.)

---------------------------------------  ---------------  ----------------------
Owner's name                             Tax ID number    Social Security number

---------------------------------------  ---------------------------------------
Joint owner's name                       Social Security number

---------------------------------------  ---------------------------------------
Annuitant name(s)                        Social Security number

--------------------------------------------------------------------------------
3    SIGNATURES
--------------------------------------------------------------------------------

I hereby make a complete and absolute assignment and transfer to the Accepting
Insurance Company of all right, title and interest to the above-listed policy/contract in an exchange intended to qualify under Section 1035 of the Internal Revenue Code. I understand that if the Accepting Insurance Company underwrites and issues a new life insurance policy/contract or annuity on the life of the policy/contract owner named above, then the Accepting Insurance
Company intends to surrender the assigned policy/contract. I understand that the policy/contract to be issued by the Accepting Insurance Company shall have the same designated Insured(s),Annuitant(s), and Owner(s) as the above-listed policy/contract.

I certify that the above-listed policy/contract is currently in force and not subject to any prior assignments, any legal or equitable claims, liens or trusts. I further certify that there are no proceedings in bankruptcy pending against me. I understand and agree that I will be responsible for keeping the above-listed policy/contract in force by paying any premiums as they become due until such time as I have been issued a new life insurance or annuity policy/contract.

I represent and agree that the Accepting Insurance Company is participating in this transaction at my request and as an accommodation to me. I understand that the Accepting Insurance Company assumes no responsibility or liability for my tax treatment under Internal Revenue Code Section 1035. I agree that if the Accepting Insurance Company, in its sole discretion, determines that it is unlikely to receive timely payment of the full contract cash surrender values, the Accepting Insurance Company may reassign ownership of the contract back to me. I agree that any such reassignment shall be considered accepted by me upon my receipt of a reassignment form duly executed by the Accepting Insurance
Company.

Signed at                       this            day of             year
          ---------------------      ----------        -----------      --------


-------------------------------------  -----------------------------------------
Owner's signature                      Joint owner's signature

-------------------------------------  -----------------------------------------
Insured signature (life only)          Irrevocable beneficiary signature

--------------------------------------------------------------------------------
4    ACCEPTANCE OF ASSIGNMENT
--------------------------------------------------------------------------------

This section is to be completed by the insurance company.
The Accepting Insurance Company as assignee, accepts this assignment and hereby requests full surrender of the above-referenced policy/contract. The surrender represents a transfer of funds to the Accepting Insurance Company to qualify as a Section 1035(a) exchange. When the surrender is completed, please provide the Accepting Insurance Company a report of the pre- and post-TEFRA cost basis in the policy/contract.


-------------------------------  ------------------------  ---------------------
Authorized signature             Title                     Date

------------------------------  Mail to: Lincoln Life & Annuity Company of
New policy/contract number      New York, Servicing Office - PO Box 7866, Fort
                                   Wayne IN 46801-7866
                                Phone 800-826-6848

================================================================================

Send completed application and this form to your investment dealer's home office or to:
                                    Express Mail:
Lincoln Life & Annuity Company      Lincoln Life & Annuity Company of
of New York                         New York
Servicing Office - PO Box 7866      Attention: ChoicePlus Operations
Fort Wayne IN 46801-7866            1300 South Clinton Street
                                    Fort Wayne IN 46802

LINCOLN
ChoicePlusII Bonus(SM)
VARIABLE ANNUITY

                                                Request for Qualified Retirement
                                                Account Transfer/Direct Rollover
================================================================================

Instructions:  A. Please type or print.
               B. Owner's/Trustee's signature is required on this form.
               C. The following items must be mailed to Lincoln Life & Annuity
               Company of New York to process a transfer of funds:
                    1.   This form,"Request for Qualified Retirement Account
                         Transfer/Direct Rollover"
                    2.   Old policy/contract, if applicable (if lost, please
                         indicate in Section 2 below)
                    3.   State replacement form (if required by the state)
                    4.   Lincoln ChoicePlus II(SM) Application if funds are for
                         an initial purchase payment
--------------------------------------------------------------------------------
1    CURRENT PLAN INFORMATION
--------------------------------------------------------------------------------
                                      Telephone number [ | | ] [ | | ]-[ | | | ]
-------------------------------------
Current financial institution

--------------------------------------------------------------------------------
Address                City                 State                  ZIP

-------------------------------  -----------------------------------------------
Policy/account owner name        Owner's Social Security number or Tax ID number

-------------------------------  -----------------------------------------------
Name of participant/annuitant    Policy/account number
(if different)

Transfer/rollover
   FROM type of plan:   [ ] 401(k)          [ ] 401(a) Type                       [ ] SEP-IRA         [ ] Traditional IRA
                                                           -----------------
                        [ ] Conversion      [ ] Roth Contributory IRA: [ ] 403(b) [ ] Other (specify)
                                                                                                       -------------------

Transfer/rollover TO
type of plan:           [ ] Traditional IRA [ ] Roth IRA

--------------------------------------------------------------------------------
2    QUALIFIED TRANSFER/DIRECT ROLLOVER INSTRUCTIONS
--------------------------------------------------------------------------------

Transfer the proceeds: [ ] Immediately [ ] When indicated (date must be within 30 days): [ | ] [ | ] [ | ]
                                                                                         Month  Day   Year

Check one for each of the following three sections:

1.   The amount requested and directed for payment represents a: [ ]
     Full transfer or [ ] Partial transfer of $
                                                --------------

2.   [ ] Apply proceeds to a new contract  [ ] Apply proceeds to existing contract number
                     -----------------------------------------

Note: Age 70 1/2 restrictions apply to an individual retirement account transfer:

If you are age 70 1/2 or older you may not transfer or roll over required minimum distribution amounts. If necessary, instruct your present trustee/custodian, prior to effecting this transfer, to either: (1) pay your own required minimum distribution to you now or (2) retain that amount for distribution to you later.

IF APPLICABLE:

3.   [ ] I have enclosed the  [ ] I certify that the annuity contract has been
     annuity contract.            lost or destroyed. After due
                                  search and inquiry,
                                  to the best of my knowledge, it is not in the
                                  possession or control of any other person.
--------------------------------------------------------------------------------
3    SIGNATURES
--------------------------------------------------------------------------------

I, the undersigned Owner/Trustee of the above-named contract/account(s), request that you directly transfer the amount specified above to Lincoln Life & Annuity
Company of New York. Please do not withhold any amount for taxes from the proceeds.

It is my intention that this surrender and payment shall not constitute either actual or constructive receipt of income for federal income tax purposes and would therefore qualify as a transfer/rollover of assets.

I request that my name not appear as a joint payee on the check nor shall any endorsement thereon be necessary for transfer or deposit. I request that the funds be made payable to Lincoln Life & Annuity Company of New York. If my name is to be used, it must be preceded by the term FBO or "for the benefit of."

                                        [ | ] [ | ] [ | ]                                                       [ | ] [ | ] [ | ]
---------------------------------------                    ---------------------------------------------------
Owner/Trustee signature and title       Month  Day   Year  Co-Owner/Trustee signature and title (if applicable) Month  Day   Year

                                                  [ | ] [ | ] [ | ]
-------------------------------------------------
Irrevocable beneficiary signature (if applicable) Month  Day   Year

--------------------------------------------------------------------------------
4    ACCEPTANCE OF TRANSFER (TO BE COMPLETED BY THE ACCEPTING COMPANY)
--------------------------------------------------------------------------------
Please liquidate the above-referenced policy/account. Do not withhold taxes from the proceeds. Please make the check payable to Lincoln Life & Annuity Company of
New York, attach a copy of this form to the check and send to the address below.


-------------------------------  ------------------------  ---------------------
Authorized signature             Title                     Date

------------------------------  Mail to: Lincoln Life & Annuity Company of
New policy/contract number      New York, Servicing Office - PO Box 7866, Fort
                                   Wayne IN 46801-7866
                                Phone 800-826-6848
================================================================================

Send completed application and this form to your investment dealer's home office or to:
                                    Express Mail:
Lincoln Life & Annuity Company      Lincoln Life & Annuity Company of
of New York                         New York
Servicing Office - P.O. Box 7866    Attention: ChoicePlus Operations
Fort Wayne, IN 46801-7866           1300 South Clinton Street
                                    Fort Wayne, IN 46802

                                     Page 8